UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

NESS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50954	98-0346908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ness Tower Atidim High-Tech Industrial Park, Building 4 Tel Aviv 61580, Israel	Ness Technologies 300 Frank W. Burr Boulevard, 7th Floor Teaneck, NJ 07666
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (3) 766-6800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Entry into Merger Agreement

On June 10, 2011, Ness Technologies, Inc., a Delaware corporation (“Ness” or the “Company”), entered into an Agreement and Plan of Merger, dated as of June 10, 2011 (the “Merger Agreement”), among Jersey Holding Corporation, a Delaware corporation (“Parent”), Jersey Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).  Parent and Merger Sub are affiliates of Citi Venture Capital International, a global private equity investment fund (“CVCI”).  The Merger Agreement was unanimously approved by all members of the Company’s Board of Directors (the “Board”) present and voting, acting upon the unanimous recommendation of a special committee of independent and disinterested members of the Board (the “Special Committee”).  The Merger Agreement is the culmination of a process conducted over the last ten months by the Special Committee, with the assistance of its legal and financial advisors, in response to an unsolicited indication of interest, to solicit and negotiate bids from strategic and financial parties to pursue a potential negotiated acquisition of the Company, and represents the Special Committee’s and the Board’s determination to accept the highest and best proposal generated by that process.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding immediately prior to the Effective Time (other than shares owned by Parent, Merger Sub and the Company or any of their respective subsidiaries or shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive $7.75 per share (the “Merger Consideration”) in cash, without interest.  Additionally, at the Effective Time, each option to purchase shares of Common Stock that is outstanding immediately prior to the Effective Time (whether vested or unvested) will become fully vested and will automatically convert into the right to receive at the Effective Time an amount in cash equal to the product of (x) the total number of the shares of Common Stock issuable upon exercise of such option and (y) the excess, if any, of the Merger Consideration over the exercise price per share subject to such option, less any applicable taxes. Also, as of the Effective Time, each unvested award of restricted shares of Common Stock outstanding immediately prior to the Effective Time and each right to receive a share of Common Stock (other than options and restricted shares of Common Stock) outstanding immediately prior to the Effective Time (whether vested or unvested), will become fully vested and will automatically convert into the right to receive the Merger Consideration, less applicable taxes.

The obligations of each of the parties to consummate the Merger are subject to customary conditions, including without limitation: (i) the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Merger Agreement; (ii) the absence of any judgment, injunction, order or decree by any court or other tribunal of competent jurisdiction that prohibits the consummation of the Merger; (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of all other required government approvals; and (iv) the accuracy of the other party or parties’ representations and warranties under the Merger Agreement, subject to customary qualifications, and the other party or parties’ material performance of its or their obligations and compliance with the terms of the Merger Agreement.  The obligation of Parent to consummate the Merger is also subject to the Company and its subsidiaries (i) refinancing certain indebtedness with maturities prior to the closing, (ii) replacing or renewing any performance bond or note guarantee expiring prior to the closing to the extent required by the associated Company contract, and (iii) having no less than $25 million of committed working capital lines of credit.

The Company has made customary representations and warranties in the Merger Agreement and agreed to customary covenants, including without limitation covenants on behalf of the Company and its subsidiaries not to engage in certain transactions or take certain actions prior to the earlier of the Effective Time or the termination of the Merger Agreement without the prior written consent of Parent (which shall not be unreasonably withheld, delayed or conditioned).

Parent has obtained an equity financing commitment for the transactions contemplated by the Merger Agreement from certain investments funds affiliated with CVCI (the “CVCI Funds”).  The CVCI Funds have committed to capitalize Parent, at or prior to the closing of the Merger, with an aggregate equity contribution equal to the full amount of the consideration to be paid pursuant to the Merger Agreement, subject to the terms and conditions set forth in an equity commitment letter delivered to the Company by the general partner of the CVCI Funds in connection with the execution of the Merger Agreement (the “Equity Commitment Letter”).

The Company is subject to a customary “no shop” restriction on the Company’s ability to solicit and participate in negotiations regarding third party proposals, and to provide information to and engage in discussions with third parties; provided, however, the Company may respond in accordance with the terms of the Merger Agreement to any Superior Proposal (as defined under the Merger Agreement), or bona fide written alternative acquisition proposal that the Special Committee and the Board determine in good faith could reasonably be expected to result in a Superior Proposal.  The Company is required to provide Parent with certain information regarding any alternative acquisition proposal received by the Company.

The Merger Agreement is subject to customary termination provisions.  Under certain circumstances specified in the Merger Agreement, the Company will be obligated to pay Parent a termination fee of $8,350,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.  The Merger Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Parent, Merger Sub or CVCI.  The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, proxy statements and other documents that the Company files with the Securities and Exchange Commission (the “SEC”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition Incentive Agreements

On June 10, 2011, the Company entered into transition incentive agreements (the “Transition Incentive Agreements”), dated June 10, 2011, with each of Sachi Gerlitz, the Company’s president and chief executive officer, and Ofer Segev, the Company’s chief financial officer and executive vice president (each an “Executive Officer”).  The Transition Incentive Agreements provide that if the Executive Officer is employed by the Company upon the completion of a Change in Control (as defined under the Transition Incentive Agreements), other than as a result of termination of the Executive Officer’s employment by the Company without cause or by the Executive Officer for Good Reason (as defined under the Transition Incentive Agreements) at the time of completion of a Change in Control or within 90 days prior thereto, the Company will pay Mr. Gerlitz a bonus payment of $1,000,000 and Mr. Segev a bonus payment of $650,000, as applicable, on the date of the Change in Control.  Additionally, if the per share price paid in connection with the Change in Control is equal to or greater than $7.40 and the Executive Officer is employed by the Company during the entire period commencing on June 10, 2011 and ending six months following the completion of the Change in Control (the “Transition Period”), other than as a result of termination of the Executive Officer’s employment by the Company without cause or by the Executive Officer for Good Reason prior to the end of the Transition Period, then the Company will pay Mr. Gerlitz or Mr. Segev, as applicable, a supplemental bonus payment of $250,000 or $150,000, respectively, at the end of the Transition Period.

The Transition Incentive Agreements also provide that in the event of a Change in Control, Mr. Gerlitz’s and Mr. Segev’s performance bonuses under the Company’s annual cash incentive compensation plan, effective as of January 1, 2011 until December 31, 2011, will be awarded by the Compensation Committee of the Board on a quarterly rather than an annual basis, based upon their proportionate (pro-rata) achievement of the parameters set forth under their individualized incentive compensation plan schedules from January 1, 2011 to the end of the applicable quarterly period; provided, however, Mr. Gerlitz’s and Mr. Segev’s performance will also be measured on a cumulative basis, meaning that a shortfall in one quarter may be made up and earned in a subsequent quarter if, on a year-to-date basis, the Executive Officer meets or exceeds his cumulative proportionate performance criteria for such period.

The foregoing descriptions of the Transition Incentive Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Transition Incentive Agreements with each of Mr. Gerlitz and Mr. Segev, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference.

Item 8.01.	Other Events.

Press Release

On June 10, 2011, the Company issued a press release announcing its entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 10, 2011, among Jersey Holding Corporation, Jersey Acquisition Corporation and Ness Technologies, Inc.*
10.1	Transition Incentive Agreement, dated as of June 10, 2011, by and between Sachi Gerlitz and Ness Technologies, Inc.
10.2	Transition Incentive Agreement, dated as of June 10, 2011, by and between Ofer Segev and Ness Technologies, Inc.
99.1	Press Release dated June 10, 2011.

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ness agrees to furnish supplementally a copy of any omitted exhibits or schedules to the SEC upon request.

Important Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC.  INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov. The proxy statement (when available) and other relevant documents may also be obtained for free from the Company by directing a request to Investor Relations, Ness Technologies, 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, NJ 07666, USA, telephone: +1 (201) 488-3262.

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Certain directors and executive officers of Ness have interests in the transaction that may differ from the interests of the Company’s stockholders generally, with respect to, among other things, acceleration of vesting of stock options, restricted stock and restricted stock units, and other benefits conferred under employment agreements and other arrangements. Certain information regarding the interests of such directors and executive officers is set forth in the Company’s proxy statements and Annual Reports on Form 10-K previously filed with the SEC, and will be described in the proxy statement relating to the transaction when it becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this report, and involve certain risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by these statements. Factors that could cause actual results to materially differ from those projected in forward-looking statements include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the Merger; (iii)  risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; and (iv) the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth under “Item 1A.  Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2011, as amended, and in the Company’s subsequent SEC filings.

The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements to reflect circumstances or events occurring after the date hereof or to reflect the occurrence of unanticipated events or changes in the Company’s expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: June 10, 2011	By:	/s/ Sachi Gerlitz
		Name:	Sachi Gerlitz
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 10, 2011, among Jersey Holding Corporation, Jersey Acquisition Corporation and Ness Technologies, Inc.*
10.1	Transition Incentive Agreement, dated as of June 10, 2011, by and between Sachi Gerlitz and Ness Technologies, Inc.
10.2	Transition Incentive Agreement, dated as of June 10, 2011, by and between Ofer Segev and Ness Technologies, Inc.
99.1	Press Release dated June 10, 2011.

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ness agrees to furnish supplementally a copy of any omitted exhibits or schedules to the SEC upon request.